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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: December 30, 1996
                        (Date of earliest event reported)

                              LIDAK PHARMACEUTICALS
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

         0-18734                                                 33-0314804
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)

            11077 North Torrey Pines Road, La Jolla, California 92037
          (Address of principal executive offices)            (Zip code)

                                 (619) 558-0364
               (Registrants telephone number, including area code)



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Item 5.  OTHER EVENTS

         The registrant incorporates by reference herein the press release dated December 26, 1996, attached hereto as Exhibit 99(a) and the press release dated December 27, 1996, attached hereto as Exhibit 99(b).


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits
              (i)     Exhibit 99(a) - Press Release dated December 26, 1996
              (ii) Exhibit 99(b) - Press Release dated December 27, 1996 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LIDAK PHARMACEUTICALS

Date:  December 30, 1996        By:/s/David H. Katz
                               ------------------------------
                                President and Chief Executive Officer